EdR
ANNUAL INCENTIVE COMPENSATION PLAN (AIC)
FOR MANAGERS AND ABOVE
(Updated January 2013)

EdR’s Compensation Philosophy: EdR seeks to attract and retain the highest quality workforce at all levels. EdR’s compensation programs provide a mix of salary and incentives appropriate to each area of responsibility and each employee’s level of expertise and contribution. Compensation levels must be competitive in the marketplace and commensurate with peer group companies. Performance incentives are based on individual achievement as measured at the business unit level and company wide. Awards will consist of an evaluation of operating metrics against plan and a formal evaluation of the individual in areas of results-based goals, shared values and leadership competencies. Awards under this plan will be offset by any incentives earned under the Real Estate Development Bonus program or incentives earned under a property account bonus plan. EdR’s 2011 Omnibus Equity Incentive Plan (the “Omnibus Plan”) shall govern Awards granted to Covered Officers (as defined in the Omnibus Plan) under this Annual Incentive Compensation Plan. It is intended that awards granted to Covered Officers under this Annual Incentive Compensation Plan qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time, and, thus, shall be administered as “Performance Awards” pursuant to Section 11 of the Omnibus Plan. This Annual Incentive Compensation Plan and the Omnibus Plan shall be interpreted consistently with such intent.

The Annual Incentive Compensation Plan is designed to motivate employees to achieve departmental and corporate performance objectives, yet be simple to administer, easy to understand, a measurement of performance and controllable to a large extent by the participant. Key features are:

•	Bonus targets are established as a percentage of salary.

•	There are two distinct components, each worth 50% of the target bonus:

1.	Corporate Achievement- Core Funds From Operations (Core FFO)

2.	Individual achievement of predetermined objectives

1.	Corporate Achievement- Core Funds From Operations:

Core FFO Achievement Level
Threshold         Target        Maximum
80%         100%         120%

Bonus Range Multiplier
Threshold         Target        Maximum
25%         50%         75%

Performance below 80% of target Core FFO results in no bonus being paid for this component of the plan.

2.	Individual Objective Achievement:

The Individual Objective Achievement level ranges from a threshold of 50% to a maximum of 150%, thereby allowing for a bonus range Multiplier threshold of 25% to a maximum of 75%.

Individual Objectives Achievement Level
Threshold          Target        Maximum
50%          100%         150%

Bonus Range Multiplier
Threshold          Target        Maximum
25%          50%         75%

The organization’s reward philosophy is targeted toward the long-term; therefore there will be only one payout per year, generally in February following the close of the fiscal year. The base pay of record at the end of the fiscal year will be the basis for determining the bonus target in that fiscal year. Proration for a partial year is acceptable for new hires; new hires employed in the first three quarters of the year may establish individual goals with supervisory approval and will be eligible for the individual and corporate incentive on a partial year basis. New hires employed in the last quarter of the year will be considered for a discretionary incentive since the establishment of individual objectives is not feasible during this short period. No proration for a partial year is calculated for a participant who terminates prior to the end of the measurement period except in the event of death or disability. A matrix for determining the multipliers for Core FFO and Individual Objective Achievement can be found on page 3.

BONUS SAMPLE WORKSHEET
Target Bonus = $14,000
Core FFO Achievement = 80%
Individual Objectives Achievement = 95%

Actual

Component	Achievement Level	Multiplier
Corporate Achievement	80%	25.0
Individual Achievement	95% OF OBJECTIVES	47.5
Total Multiplier		72.5

Total Bonus Payout    $14,000 X 72.5%= $10,150

THIS SAMPLE ASSUMES 80% FOR CORPORATE ACHIEVEMENTS AND 95% SUCCESS IN THE INDIVIDUAL ACHIEVEMENT OF OBJECTIVES.

ANNUAL BONUS MULTIPLIER MATRICES

Corporate Achievement
% Achieved Multiplier

80%	25.0%
81%	26.3%
82%	27.5%
83%	28.8%
84%	30.0%
85%	31.3%
86%	32.5%
87%	33.8%
88%	35.0%
89%	36.3%
90%	37.5%
91%	38.8%
92%	40.0%
93%	41.3%
94%	42.5%
95%	43.8%
96%	45.0%
97%	46.3%
98%	47.5%
99%	48.8%
100%	50.0%
101%	51.0%
102%	52.0%
103%	53.0%
104%	54.0%
105%	55.0%
106%	56.0%
107%	57.0%
108%	58.0%
109%	59.0%
110%	60.0%
111%	61.0%
112%	62.0%
113%	63.0%
114%	64.0%
115%	65.0%
116%	67.0%
117%	69.0%
118%	71.0%
119%	73.0%
120%	75.0%

Individual Achievement
Individual Achievement
% Achieved Multiplier

50%	25.0%
51%	25.5%
52%	26.0%
53%	26.5%
54%	27.0%
55%	27.5%
56%	28.0%
57%	28.5%
58%	29.0%
59%	29.5%
60%	30.0%
61%	30.5%
62%	31.0%
63%	31.5%
64%	32.0%
65%	32.5%
66%	33.0%
67%	33.5%
68%	34.0%
69%	34.5%
70%	35.0%
71%	35.5%
72%	36.0%
73%	36.5%
74%	37.0%
75%	37.5%
76%	38.0%
77%	38.5%
78%	39.0%
79%	39.5%
80%	40.0%
81%	40.5%
82%	41.0%
83%	41.5%
84%	42.0%
85%	42.5%
86%	43.0%
87%	43.5%
88%	44.0%
89%	44.5%
90%	45.0%
91%	45.5%
92%	46.0%
93%	46.5%

Individual Achievement (cont’d.)
% Achieved Multiplier

94%	47.0%
95%	47.5%
96%	48.0%
97%	48.5%
98%	49.0%
99%	49.5%
100%	50.0%
101%	50.5%
102%	51.0%
103%	51.5%
104%	52.0%
105%	52.5%
106%	53.0%
107%	53.5%
108%	54.0%
109%	54.5%
110%	55.0%
111%	55.5%
112%	56.0%
113%	56.5%
114%	57.0%
115%	57.5%
116%	58.0%
117%	58.5%
118%	59.0%
119%	59.5%
120%	60.0%
121%	60.5%
122%	61.0%
123%	61.5%
124%	62.0%
125%	62.5%
126%	63.0%
127%	63.5%
128%	64.0%
129%	64.5%
130%	65.0%
131%	65.5%
132%	66.0%
133%	66.5%
134%	67.0%

135%	67.5%
136%	68.0%
137%	68.5%
138%	69.0%
139%	69.5%
140%	70.0%
141%	70.5%
142%	71.0%
143%	71.5%
144%	72.0%
145%	72.5%
146%	73.0%
147%	73.5%
148%	74.0%
149%	74.5%
150%	75.0%